UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 25, 2013

Dynavax Technologies Corporation

(Exact name of registrant as specified in its charter)

Commission File Number: 001-34207

Delaware	33-0728374
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

2929 Seventh Street, Suite 100

Berkeley, CA 94710-2753

(Address of principal executive offices, including zip code)

(510) 848-5100

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Elections of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(e) Compensation Arrangements of Certain Officers and Directors

On February 25, 2013, the Compensation Committee (the “Committee”) of the Board of Directors (the “Board”) and the Board approved 2012 bonuses for the executive officers, including the named executive officers, of Dynavax.

The 2012 bonuses approved by the Board and Committee are as set forth below:

Name and Title	2012 Bonuses

Dino Dina, M.D.	$138,000
Chief Executive Officer

J. Tyler Martin, M.D.	$113,300
President and Chief Medical Officer

Robert L. Coffman, Ph.D.	$102,896
Vice President and Chief Scientific Officer

Jennifer Lew	$73,410
Vice President, Finance

Michael S. Ostrach	$124,579
Vice President, Chief Business Officer and General Counsel

Stephen Tuck	$125,531
Vice President, Global Technical Operations

Signature(s)

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DYNAVAX TECHNOLOGIES CORPORATION

Date March 1, 2013	By:	/s/ Michael S. Ostrach
Michael S. Ostrach Vice President